Exhibit 10.2

EXECUTION VERSION

AMENDMENT TO

EXCHANGE AGREEMENT

AMENDMENT, dated as of August 15, 2014 (this “Amendment”) to the Exchange Agreement (as defined below), among American Media, Inc. (the “Company”), certain subsidiaries of the Company party hereto, Chatham Asset Management, LLC and Omega Charitable Partnership, L.P.,

WHEREAS, the Company is party to that certain letter agreement, dated as of September 27, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Exchange Agreement”), by and among the Company, the subsidiaries of the Company party thereto, Chatham Asset Management, LLC and Omega Charitable Partnership, L.P.; and

WHEREAS, each of the parties to the Exchange Agreement have, subject to the terms and conditions set forth herein, agreed to amend certain provisions of the Exchange Agreement.

NOW, THEREFORE, the parties hereto hereby agree as follows:

Section 1.          Capitalized Terms.

Capitalized terms used herein without definition shall have the meanings assigned to them in the Exchange Agreement.

Section 2.          Amendment to Exchange Agreement.

The first sentence of Section 4(a) of the Exchange Agreement is hereby amended by replacing it in its entirety with the following:

“Pursuant to the terms of the Indenture, the Company will be required to apply 100% of Cash Interest Savings (as defined in the Indenture) for each semi-annual interest period under the Existing Second Lien Indenture to repurchase outstanding First Lien Notes (such repurchases in accordance with the terms, conditions and procedures described in this Section 4(a), referred to herein as the “First Lien Note Repurchase”), which purchases shall be required to be consummated no later than 75 calendar days following the end of the applicable semi-annual interest period (the “First Lien Note Repurchase Period”); provided, that notwithstanding anything herein or in the Indenture to the contrary, the Company shall not be required, and shall not be permitted, to acquire First Lien Notes in First Lien Note Repurchases for the semi-annual interest periods ending on June 15, 2014 and December 15, 2014.”

Section 3.          Counterparts.

This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission (including in .pdf or similar format) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 4.          Applicable Law.

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 5.          Headings.

Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

Section 6.          Severability.

If any provision of this Amendment shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Amendment in that jurisdiction or the validity or enforceability of any provision of this Amendment in any other jurisdiction.

Section 7.          Effect of Amendment.

On and after the Amendment Effective Date, each reference in Exchange Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Exchange Agreement, shall mean and be a reference to the Exchange Agreement as amended by this Amendment. The Exchange Agreement, as supplemented by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Exchange Agreement or any other provision of the Exchange Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. For purposes of this Amendment, “Amendment Effective Date” shall mean the date upon with this Amendment has been signed by each of the parties to the Exchange Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

American Media, Inc.

By:	/s/ Christopher V. Polimeni
Name:	Christopher V. Polimeni
Title:	Executive Vice President, Chief Financial Officer and Treasurer

AMI CELEBRITY PUBLICATIONS, LLC
AMI DIGITAL, INC.
AMI PAPER, INC.
COUNTRY MUSIC MEDIA GROUP, INC.
IN STORE SERVICES INC.
ODYSSEY MAGAZINE PUBLISHING GROUP, INC.
WEIDER PUBLICATIONS, LLC

By:	/s/ Christopher V. Polimeni
Name:	Christopher V. Polimeni
Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Amendment to Exchange Agreement]

CHATHAM ASSET MANAGEMENT, LLC
Investment Advisor
(on behalf of itself and the entities set forth on Schedule A)

By:	/s/ James Ruggerio, Jr.
	Name:	James Ruggerio, Jr.
	Title:	Chief Operating Officer

[Amendment to Exchange Agreement]

OMEGA CHARITABLE PARTNERSHIP, L.P.

By:	/s/ David Bloom
	Name:	David Bloom
	Title:	Member

[Amendment to Exchange Agreement]